TIFF Investment Program (“TIP”)

Supplement dated January 22, 2016

to the Statement of Additional Information dated April 30, 2015,

as Supplemented September 24, 2015

This supplement provides new and additional information to the TIP statement of additional information (“SAI”) dated April 30, 2015, as supplemented September 24, 2015, and updates certain information in the supplement dated September 24, 2015. You can find TIP’s prospectus and the statement of additional information, as well as other information about TIP, online at www.tiff.org/prospectusanddisclosures. You may also obtain this information at no charge by calling 800-984-0084 or by sending an e-mail request to info@tiff.org.

The following information under the heading “Supplemental Discussion of Fund Management and Administration” supplements the Principal Officers information beginning on page 2 of the SAI:

Jay L. Willoughby Born 1958 Chief Investment Officer since October 2015	Principal Occupation(s) During the Past Five Years: Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present); Chief Investment Officer, TIFF Investment Program (2015 – present). CIO, Alaska Permanent Fund Corp., a sovereign wealth fund of the State of Alaska (2011 – 2015); Co-Managing Partner, Ironbound Capital Management, a global long-short equity hedge fund (2006 – 2011).

As a result of Mr. Willoughby’s appointment as Chief Investment Officer of TAS, Mr. Flannery no longer serves as Interim Chief Investment Officer of TAS.

The following information replaces the second, third and fourth paragraphs in the section entitled “Multi-Asset Fund Benchmarks” on pages 68-69 of the SAI and similar information on page 2 of the supplement dated September 24, 2015:

To facilitate assessment of active strategies employed by the fund, the fund also measures its performance against the Constructed Index. As of October 1, 2015, the Constructed Index is comprised of the following three broad investment categories, weights, and benchmarks: Equity-Oriented Assets 65% (MSCI All Country World Index); Diversifying Strategies (Hedge Funds and Other) 20% (Merrill Lynch Factor Model); and Fixed Income (Including Cash) 15% (2/3 Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index). The Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing.

Performance of the Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 20 basis points per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The Constructed Index has changed on various occasions since MAF’s inception in 1995. Historical performance reported for the Constructed Index is not adjusted when the composition of the Constructed Index changes. Therefore, past performance reflects the Constructed Index’s allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.

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The fund also measures its performance against a 65/35 Mix, a blended index benchmark that consists of 65% MSCI All Country World Index and 35% Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; weightings from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing.

The following information is added after the section entitled “Commodity Indices” on page 71 of the SAI and supplements similar information on page 2 of the supplement dated September 24, 2015:

Hedge Fund Indices

HFRI Fund Weighted Composite Index. The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds. Constituent funds report monthly performance, net of all fees, in US dollars and have a minimum of $50 million under management or a 12-month track record of active performance. The index does not include hedge funds of funds.

Merrill Lynch Factor Model. The Merrill Lynch Factor Model® (“MLFM”) is a model established by Merrill Lynch International that is designed to provide a high correlation to hedge fund beta, which is the component of the performance of a relatively diversified group of hedge funds comprising the HFRI Fund Weighted Composite Index (“HFRI”) that may be correlated to and replicated by non-hedge fund, transparent market measures such as the 6 factors that comprise the MLFM. (The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2,000 constituent funds.) The MLFM implements an investment strategy intended to track the aggregated performance of the hedge fund universe with liquid, publicly traded components. Using a rules-based, discretion-free algorithm the MLFM allocates long and short exposures to the S&P 500 Total Return Index, the Russell 2000 Total Return Index, the MSCI EAFE US Dollar Net Total Return Index, the MSCI Emerging Markets US Dollar Net Total Return Index, the Euro currency (represented by the EUR-USD Spot Exchange Rate) and cash (represented by the one-month USD LIBOR). On a monthly basis the weights of the components are recalculated using a methodology designed to maximize correlation with the HFRI. Weightings for all of the factors may be negative, except with respect to the MSCI Emerging Markets US Dollar Net Total Return Index. The MLFM was launched in June 2006.

The MLFM is not comprised of any hedge fund or group of hedge funds. There is no guarantee that the MLFM will successfully provide the risk/return characteristics of a broad universe of hedge funds, as measured by HFRI or any other hedge fund benchmark, or achieve a high correlation with the HFRI or with hedge fund beta generally. Performance differences between the MLFM and HFRI are expected to be material at times. Source of MLFM: BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices "as is," makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend TIFF or any of its products or services.

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The following information replaces similar disclosures on pages 78-80 of the SAI:

Appendix C — Portfolio Managers

Other Accounts Managed

Portfolio Managers	RICs		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million) *	Number of Accounts	Total Assets of Accounts Managed ($million) *	Number of Accounts	Total Assets of Accounts Managed ($million) *
MULTI-ASSET FUND
TAS
Jay Willoughby	1	$97	33	$4,849	11	$1,521
David Fallace	0	$0	4	$2,937	0	$0
Trevor Graham	0	$0	4	$2,937	0	$0
SHORT-TERM FUND
TAS
Jay Willoughby	1	$4,833	33	$4,849	11	$1,521
Jessica Taranto	0	$0	0	$0	0	$0

Other Accounts Managed with a Performance-Based Advisory Fee

Portfolio Managers	RICs		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($million) *	Number of Accounts	Total Assets of Accounts Managed ($million) *	Number of Accounts	Total Assets of Accounts Managed ($million) *
MULTI-ASSET FUND
TAS
Jay Willoughby	0	$0	28	$3,071	0	$0
David Fallace	0	$0	2	$1,754	0	$0
Trevor Graham	0	$0	2	$1,754	0	$0
SHORT-TERM FUND
TAS
Jay Willoughby	0	$0	28	$3,071	0	$0
Jessica Taranto	0	$0	0	$0	0	$0

* Accounts managed are as of the date of this supplement to the statement of additional information, but total assets are (i) as of September 30, 2015, for certain of the Pooled Funds accounts, and (ii) as of December 31, 2015, for the remainder of the accounts.

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Portfolio Manager Compensation (as of January 22, 2016)

MULTI-ASSET FUND
TAS
Portfolio Managers: Jay Willoughby David Fallace Trevor Graham
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria

Salary is fixed.

Bonus – Bonuses are awarded on a discretionary basis, typically taking into consideration three primary components — individual performance, group performance, and firm performance. A fraction — which increases as a function of total compensation — of the investment staff’s annual performance-related bonus is generally deferred, subject to a multi-year vesting schedule. During the deferral period, the bonus amount is subject to the performance of selected investment vehicles bearing the TIFF name, including MAF. The overall bonus pool from which discretionary bonus awards are made to participating staff is established based on a number of factors, including absolute and relative performance of MAF and other funds managed by TAS and its affiliates; market conditions; financial results of TAS, including affordability; base salaries; and qualitative aspects of TAS’s and the participating staff’s performance. During a transitional period following employment, the performance factors may be given less weight in determining an investment professional’s discretionary bonus and the amount to be deferred may be reduced or eliminated.

Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

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SHORT-TERM FUND
TAS
Portfolio Managers: Jay Willoughby Jessica Taranto
Compensation Structure	Salary Bonus Plan Retirement Plan
Specific Criteria

Salary is fixed.

Bonus – Bonuses are awarded on a discretionary basis, typically taking into consideration three primary components — individual performance, group performance, and firm performance. A fraction — which increases as a function of total compensation — of the investment staff’s annual performance-related bonus is generally deferred, subject to a multi-year vesting schedule. During the deferral period, the bonus amount is subject to the performance of selected investment vehicles bearing the TIFF name, including MAF. The overall bonus pool from which discretionary bonus awards are made to participating staff is established based on a number of factors, including absolute and relative performance of MAF and other funds managed by TAS and its affiliates; market conditions; financial results of TAS, including affordability; base salaries; and qualitative aspects of TAS’s and the participating staff’s performance. During a transitional period following employment, the performance factors may be given less weight in determining an investment professional’s discretionary bonus and the amount to be deferred may be reduced or eliminated.

Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

Ownership of Fund Securities (as of 12/31/2015)

Portfolio Manager	Dollar Range of Equity Securities in Fund Beneficially Owned by the Portfolio Manager
Jay Willoughby	Multi-Asset Fund – None Short-Term Fund – None
David Fallace	Multi-Asset Fund – None Short-Term Fund – None
Trevor Graham	Multi-Asset Fund – None Short-Term Fund – None
Jessica Taranto	Multi-Asset Fund – None Short-Term Fund – None

Please keep this supplement for future reference.

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